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                                                                   EXHIBIT 10.41

                               G U A R A N T E E
                               -----------------


     1. In consideration of BANQUE NATIONALE DE PARIS (hereinafter called "the Bank") granting or continuing banking facilities including but not limited to making or continuing advances overdrafts or other credits discounting bills of exchange or negotiable instruments for or otherwise giving or granting time, credit or accommodation giving guarantees indemnities and undertakings and dealings in foreign currencies and/or services or facilities in any other form for as long as and to the extent that the Bank may think fit or for account of

CREATIVE MASTER LTD                                      of 8/F Casey Ind. Bldg.
                                               18 Bedford Road Kowloon Hong Kong

(hereinafter called "the Principal") I/WE THE UNDERSIGNED

TONG KA WING, CARL                                         of 65 Bisney Road 3/F
                                                              Pokfulam Hong Kong

(hereinafter called "the Guarantor(s)") HEREBY GUARANTEE payment to the Bank on demand (free of any taxes impositions or restrictions now or hereafter imposed under the laws of any country diminishing the amount of any payment or preventing or delaying the Bank's unfettered utilization or disposal thereof in immediate reimbursement to the Bank in Hongkong or as the Bank shall direct) of all monies and liabilities whether certain or contingent now or hereafter owing or incurred to the Bank from or by the Principal and unpaid or undischarged on any current or other account or in any manner or in respect of bills, drafts, notes or other negotiable instruments made drawn accepted endorsed or paid by or for the account of the Principal or any other obligation settled for the account of the Principal and in any place whatever whether from or by the Principal as Principal debtor, surety or otherwise howsoever and whether alone or jointly with any other corporation or corporations person or persons or from or by any firm in which the Principal may be a partner under whatever name and style including, without in any way limiting the foregoing: --

          (a) in the case of the death, bankruptcy or liquidation of the Principal all sums which would at any time have been owing to the Bank by the Principal if such death had occurred or such bankruptcy or liquidation had commenced at the time when the Bank received actual notice thereof and notwithstanding such death, bankruptcy or liquidation;

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          (b) in the case of a limited company or other corporation all monies unpaid in respect of debentures or debenture stock of the same held by or on behalf of the Bank;

          (c) all money obtained from or liabilities incurred to the Bank notwithstanding that the borrowing or incurring of such liabilities may be invalid or in excess of the powers of the Principal or of any director, attorney, agent or other person purporting to borrow or act on behalf of the Principal and notwithstanding any other irregularity in such borrowing or incurring such liabilities;

          (d) in the event of the discontinuance by any means of this guarantee all cheques, drafts, bills, notes and notes and negotiable instruments drawn by or for the account of the Principal on the Bank or its agents and purporting to be dated on or before the date when such discontinuance becomes known to the Bank or its agents although presented to or paid by the Bank or them after that date and all liabilities of the Principal to the Bank at such date whether certain or contingent and whether payable forthwith or at some future time or times and also all credits then established by the Bank for the Principal;

          (e) interest on all such debts and liabilities to the date of payment, commission, banking charges, legal and other costs charges, and other expenses which the Bank may charge against the Principal together with all expenses of enforcing or obtaining or endeavouring to enforce or obtain payment of all or any such moneys as aforesaid; plus, interest charges costs commissions and expenses, legal or otherwise incurred as aforesaid to date of discontinuance or demand together with interest thereon at the rate or rates from time to time charged by the Bank on the outstanding accounts of the Principal from the date of such demand or of such discontinuance by any Guarantor hereunder or by his/their respective executors, administrators or legal representatives until payment and plus the costs and expenses incurred by the Bank of and incidental to the enforcement of this Guarantee against the Guarantor(s).

     2. The liability of the Guarantors hereunder shall be joint and several and any demand for payment made by the Bank to any one of the Guarantors shall be deemed to be a demand made to all,

     3. This Guarantee shall be a continuing security binding on the Guarantor or if there be more than one Guarantor on each of them and on his or their executors,

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administrators and legal representatives but shall be revocable as to transactions subsequent to the expiry of such notice only by giving to the Bank not less than three months' prior notice of discontinuance in the manner hereinafter provided.

     Notice of discontinuance must be given to the Bank by notice in writing signed by the Guarantor or, if there be more than one, by each of them and sent addressed to the Bank at its principal office in Hong Kong by prepaid registered post and if given in any other manner shall not be valid unless receipt thereof is acknowledged by the Bank in writing.

     As between the Bank and the Guarantor or, if there be more than one, as between the Bank and the Guarantors and each of them, the Guarantor or Guarantors shall be regarded as principal debtors and accordingly this Guarantee shall not be affected or discharged by the death, insanity, bankruptcy, liquidation or other disability, or any change in the name, style or constitution, of the principal or of the Guarantor or Guarantors or any of them or by any other act, deed, matter or thing whereby the Guarantor or Guarantors, as sureties only, might otherwise have been discharged.

     4. If the Principal be a committee or association or other unincorporated body which has no legal existence or which is under no legal liability to discharge obligations undertaken or purported to be undertaken by it or on its behalf this guarantee shall be valid and binding upon the Guarantor or Guarantors notwithstanding that fact and as though the Guarantor was the principal debtor or if there be more than one Guarantor as though the Guarantors were joint and several debtors.

     5. In the event of the dissolution or reconstitution of a firm whose account is hereby secured this guarantee shall apply to all monies borrowed and liabilities incurred in the firm's name until receipt by the Bank of actual notice of such dissolution or reconstitution. If, however, the dissolution or reconstitution be by reason only of the retirement or death of a partner or the introduction of a further partner or partners this guarantee shall continue and in addition apply to all monies and liabilities due or incurred to the Bank from or by the new firms thereby constituted as though there had been no change in the firm as previously constituted. If the Guarantor or the Principal is a company this Guarantee shall continue to be binding and effective as a continuing security notwithstanding the liquidation absorption amalgamation or reconstruction of the Company.

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     6.   In the event of this guarantee ceasing from any cause whatsoever to be binding as a continuing security on the Guarantor or Guarantors or his/their executors, administrators or legal representatives, the Bank shall be at liberty without thereby affecting their rights hereunder to open a fresh account or accounts and to continue any then existing account with the Principal and no monies paid into any such account or accounts by or on behalf of the Principal and subsequently drawn out shall on settlement of any claim in respect of this guarantee be appropriated towards or have the effect of payment of any part of the monies due from the Principal at the time of this guarantee ceasing to be so binding or of the interest thereon unless the person or persons paying in such monies shall at the time in writing direct the Bank specially as to appropriate the same.

     No assurance, security or payment which may be avoided under any enactment relating to bankruptcy or under the provisions of the Companies Ordinance as revised and amended or any Statutory modification thereof and no release settlement or discharge which may have been given or made on the faith of any such assurance, security or payment shall prejudice or affect the right of the Bank to recover from the Guarantor to the full extent of the guarantee.

     7. The Bank may at all times without prejudice without prejudice to this guarantee and without discharging or in anyway affecting the liability of any Guarantor hereunder: --

          (a) determine, vary or increase any credit or other facility granted to the Principal,

          (b) in the case of credits or facilities provided for two or more purposes of a different character vary the proportions of the respective credits allocated or applied for different purposes,

          (c) grant the Principal or any other person any time or indulgence,

          (d) renew any bills, notes or other securities whether negotiable or not;

          (e) deal with exchange, release, modify or abstain from perfecting or enforcing any securities or other guarantees present or future or rights which the Bank may now or hereafter have from or against the Principal or other person,

          (f) compound with the Principal or with any other person,

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          (g) subsequently obtain other persons to enter into a guarantee in the terms hereof.

     8. The liability of any Guarantor hereunder shall not be affected by any failure by the Bank to take any security or by any invalidity of any security taken or by any existing or future agreement by the Bank as to the application of any advances made or to be made to the Principal or should this guarantee prove not to be binding on any other Guarantor or Guarantors hereunder for any reason whatever.

     9. No collateral or other security now or hereafter held by the Bank for all or any part of the monies or liabilities hereby guaranteed nor anything to which the Bank may otherwise be entitled nor the liability of any person or persons not parties hereto for all or any part of the monies or liabilities hereby secured shall be in any way prejudiced or affected by this guarantee.

     The Bank shall be at liberty but not bound to resort to any other means of payment at any time and in any order the Bank thinks fit without thereby discharging or in any way affecting the liability of any Guarantor and the Bank may enforce this guarantee either for payment of the ultimate after resorting to other means of payment or for the balance due at any time notwithstanding that other means of payment have not been resorted to and in the latter case without entitling the Guarantor to any benefit from such other means of payment so long as any monies or liabilities remain due or incurred by or from the Principal to the Bank.

     10. Any money received hereunder may be placed and kept to the credit of a suspense account for so long as the Bank thinks fit without any obligation in the meantime to apply the same or any part thereof in or towards the discharge of any monies or liabilities due or incurred by or from the Principal to the Bank. Notwithstanding any such payment, in the event of any proceedings in or analogous to bankruptcy liquidation composition or arrangement the Bank may prove for and agree to accept any dividend or composition in respect of the whole or any part of such monies and liabilities in the same manner, as if this guarantee had not been given.

     11. Until all monies and liabilities due or incurred by or from the principal to the Bank shall have been paid or discharged no Guarantor hereunder shall be paying off any sum recoverable hereunder or by any other means or any other ground claim any set-off or counterclaims against the principal in respect of any liability on the part of any such Guarantor to the Principal or claim or prove in competition with the Bank in respect of any payment by any

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Guarantor hereunder or be entitled to claim or have the benefit of any set-off counterclaim or proof against or dividend composition or payment by the principal or his estate or in the liquidation of the Principal or the benefit of any other security which the Bank may now or hereafter hold for any money or liabilities due or incurred by the Principal to the Bank or to have any share therein.

     12. Act security now or hereafter held by or for any Guarantor from the Principal in respect of the liability of any Guarantor hereunder shall be held in trust for the Bank and as security for the liability of the Guarantor or Guarantors hereunder and shall forthwith be deposited by the Guarantor or Guarantors concerned with the Bank for that purpose.

     13. The Bank shall so long as any monies or liabilities due or incurred by or from the Principal to the Bank remain unpaid or undischarged have a lien or a right of set-off therefor on all money now or hereafter standing to the credit of or assets now or hereafter lodged with or under the control of the Bank by each and every Guarantor with the Bank whether on any current or other account.

     14. Without prejudice to any other provision hereof the Bank shall be at liberty from time to time to enter, without the consent of the other or others of the Guarantors, into any arrangement with any one or more of the Guarantors for the discharge of his or their liability hereunder on any terms that the Bank may think fit, and any such discharge of the one or more of the Guarantors shall leave the liability of the other or others of the Guarantors unaffected and as effective as if such other as sole Guarantor or such others as joint and several Guarantors had alone signed this document.

     This guarantee shall continue to be binding and effective as a continuing security notwithstanding any amalgamation of the Bank with any third party and notwithstanding any reconstruction of the Bank involving the formation of and transfer of all or any of the assets of the Bank to a third party, whether the third party with which the Bank amalgamates or to whom the Bank transfers all or any of the assets either on a reconstruction or sale as aforesaid shall or shall not differ in their or its objects, character and construction from that of the Bank, it being the intent of the Guarantor that this Guarantee shall remain valid and effectual in all respects in favour of, against and with reference to, and that the benefit of this guarantee and all rights conferred upon the Bank hereby may be assigned to, and enforced by such third party and enforceable in the same manner to all intents and purposes

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as if such third party had been named herein instead of the Bank.

     15. Any notice or other demand required to be given by the Bank hereunder may be given or made by leaving the same or sending it by prepaid post addressed to the company, firm or person to or upon whom the notice or demand is to be given or made at their registered or principal office or last known places of abode and a notice or demand so given or made shall be deemed to be given or made on the day it was so left or the day following that on which it was posted as the case may be.

     16. A certificate by an officer of the Bank as to the monies and liabilities for the time being due or incurred to the Bank from or by the Principal and as to the service or receipt of any notices hereunder shall be conclusive between the Bank and any Guarantor or executor administrator or legal representative thereof and the Guarantor executor administrator or legal representative thereof shall have no right to dispute the accuracy of such certificate.

     17. This guarantee shall be in addition to any other guarantee or other security for the Principal which the Bank may now or hereafter hold whether from any Guarantor hereunder or otherwise and on discharge by payment or otherwise shall remain the Bank's property.

     18. The expression "the Bank," "the Principal" and "the Guarantor(s)" whenever used herein includes and extends to their successors executors, administrators, legal representatives and assigns and where the context allows the expression "security" shall be deemed to include a judgment, specialty, guarantee, indemnity, negotiable and other instruments and securities of every kind.

     19. This guarantee is governed by the law of Hong Kong and each and every Guarantor hereunder agrees to submit to the jurisdiction and competence of the Courts of Hong Kong in all matters pertaining thereto but with full liberty for

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the Bank to resort to the Courts of any other country where jurisdiction may exist or be established.

     DATED Hong Kong this 13th day of June 1990.

     AS WITNESS the hand of a Director (or the Secretary) of and for and on behalf of ______________________________________________________________________
(the Guarantor) acting pursuant to a Resolution of the Board dated _______ , 19__.


                         SIGNED by TONG KA WING, CARL
                                    /s/ (illegible)

                         in the presence of: --

                         Name of Witness in Block Letters:
                         Mr. Tony TANG
                         Address: c/o BNP Hong Kong
                         Occupation:



                         SIGNED by /s/ (illegible)

                         in the presence of: --

                         Name of Witness in Block Letters:



                         _____________________________________
                         Address: ____________________________
                         Occupation:



                         SIGNED by __________________ in the presence of: --

                         Name of Witness in Block Letters:



                         _____________________________________
                         Address: ____________________________
                         Occupation:



                         SIGNED by __________________ in the presence of: --

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                         Name of Witness in Block Letters:



                         _____________________________________
                         Address: ____________________________
                         Occupation:



     THE COMMON SEAL of the Guarantor was hereunto affixed in the presence of

                         Director(s)



                         Secretary



     NOTE: Sealing is not required if the Guarantee is completed under hand (above).

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